EXHIBIT 10.2

AMENDMENT NO. 1 to

EMPLOYMENT SERVICES AGREEMENT

AMENDMENT NO. 1 TO EMPLOYMENT SERVICES AGREEMENT dated as of November 16, 2015 (the “Amendment”) by and between Dick Kooij (the “Executive”) and Symbid Corp. (the “Company”).

WHEREAS, the Company entered into an Employment Services Agreement with the Executive as of November 1, 2015 (the “Employment Services Agreement”) pursuant to which Executive serves as the Company’s Senior Financial Manager; and

WHEREAS, Executive and the Company wish to modify certain arrangements under the Employment Services Agreement in the manner set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive agree as follows:

1. Schedule A, Item 2 of the Employment Services Agreement is amended to read as follows:

8.  Employment

a.	Title: CFO and Treasurer

b.	Executive Duties:

●	Financial management

●	SEC reporting

●	Management reporting

●	Risk management

●	Internal Control/Compliance

4. No Further Changes.  All other terms of the Employment Services Agreement shall continue with full force and effect.

[The next page is the signature page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

EXECUTIVE:	SYMBID CORP.

/s /Dick Kooij	/s/ Korstiaan Zandvliet
Name: Dick Kooij	Name: Korstiaan Zandvliet
Title: Chief Executive Officer